CAPITAL BANK
FINANCIAL CORP

2014 Second Quarter Earnings

July 24, 2014

Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Our Path to Investor Returns

Goals	2Q 2014 Results
■ Grow originations 20% y/y in 2014	■ Record $442 mm, +46% y/y and 26% YTD
■ Generate organic loan and core deposit growth	■ 16% annualized loan growth, core deposits flat
■ Generate net checking account growth	■ Record account growth in 2Q14; noninterest balances up 10% y/y
■ Improve core efficiency ratio to 60% by YE15	■ 69%, improved from 73% in 2Q13
■ Improve core ROA to 1.0% by YE15	■ 0.80%, up from 0.61% in 2Q13
■ Achieve double-digit core ROTCE	■ 5.7%, up from 4.5% in 2Q13

Long Term Growth Story Emerging

Loan Portfolio Trend

$ mm's



New Loans Booked
Payoffs/Amortization
Net Portfolio Balance Change
500
400
300
200
100
0
-100
-200
-300
-400
-500
197
251
173
253
251
302
291
409
253
442
(270)
(290)
(292)
(410)
(340)
(349)
(414)
(334)
(259)
(266)
1Q12
2Q12
3Q12
4Q12[1]
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

- Improvement in new loan production and stabilization of legacy asset run-off is now generating net growth

(1) Excludes effect of Southern Community acquisition.

Second Quarter Highlights

- GAAP net income of $12.4 mm, or $0.25 per diluted share, up 47% y/y
- Core net income of $13.1 mm, or $0.26 per diluted share, up 30% y/y
- Core ROA improved to 0.80%, up from 0.61% in 2Q13
- Record net checking account growth, non-interest bearing deposits up 10% y/y
- Legacy credit expenses down 67% y/y, record REO sales of $29 mm
- TBV per share improved by $0.16 to $18.85
- Strongly capitalized with consolidated tier 1 leverage of 14.6%[1]

See reconciliation of non-GAAP measures in appendix.
(1) Capital ratios are preliminary.

Second Quarter Core Earnings Summary

($ mm's except per share data)

	2Q14	1Q14	2Q13	Q/Q	Y/Y
Net interest income	60.8	62.5	65.4	-3%	-7%
Provision (reversal)	1.4	(0.0)	4.5	NM	69%
Core non-interest income	11.9	11.2	13.3	6%	-11%
Core non-interest expense	50.4	53.9	57.5	6%	12%
Core pretax income	20.9	19.8	16.7	6%	25%
Core net income	13.1	12.4	10.6	6%	22%
Per share	$0.26	$0.24	$0.20	8%	30%
Non-core adjustments	(0.7)	(1.0)	(1.2)	-29%	-42%
Net income	12.4	11.4	9.4	9%	32%
Per share	$0.25	$0.22	$0.17	14%	47%

				Change (bps)	
				Q/Q	Y/Y
Net interest margin	4.26%	4.41%	4.32%	(15)	(6)
Core fee ratio	16.4%	15.2%	16.9%	116	(55)
Core efficiency ratio	69%	73%	73%	(386)	(381)
Core ROA	0.80%	0.76%	0.61%	4	19
Core ROTCE	5.7%	5.2%	4.5%	47	122

After-tax non-core adjustment detail *$ 000's*	
Security Gains	17
Non-cash Equity Compensation	324
CVR Expense	327
Total	**668**

See reconciliation of non-GAAP measures in appendix.

Record New Loan Production of $442 mm

New Loans by Product


$ mm's
$302
95
33
174
$291
102
61
128
$409
91
91
227
$253
88
62
103
$442
157
69
216
2Q13
3Q13
4Q13
1Q14
2Q14
Commercial
CRE
Consumer / Indirect

- Strong production trends in all markets and product types
- Includes $45 mm portfolio acquisition of FL resi mortgages with weighted average FICO of 764 and 63% LTV
- Top grading in the commercial bank drove nearly 50% y/y improvement in production per FTE

New Loans by Geography


$ mm's
$302
42
151
109
$291
46
180
65
$409
121
198
90
$253
62
122
69
$442
101
189
152
2Q13
3Q13
4Q13
1Q14
2Q14
Florida
Carolinas
Tennessee

Top Grading Commercial Salesforce


Legacy Employees
New Hires
New Hires as % of Total
61
35
26
61
30
31
57
27
30
56
25
31
57
23
34
60%
2Q13
3Q13
4Q13
1Q14
2Q14

Loan Portfolio Grew 16% Annualized in 2Q

Loan Portfolio


$ mm's
442
12
-70
-208
+$176 mm Q/Q
4,546
4,722
3/31/2014
Production
Net LOC Draws
Special Asset Reduction 1
Paydowns
6/30/2014

Originated Commercial Loans by Industry


Entertainment 4%
Information 3%
Other 8%
Retail Trade 14%
Construction 4%
Technical Services 4%
Manufacturing 13%
Transportation 4%
Finance 5%
Wholesale Trade 8%
Mining 6%
Accomodation / Food Services 6%
Services 7%
Real Estate 7%
Health Care 7%

- Record production led to 16% annualized growth in 2Q
- Line of credit utilization improved to $12 mm from a decline of $21 mm in 1Q
- Special asset loan resolutions totaled $70 mm,[2] down from $79 mm in 1Q
- Paydowns increased to $208 mm from $159 mm in 1Q14, but remain at moderate levels due to effective retention strategies
- The portfolio is 42% commercial, 25% CRE, and 33% consumer/other
- The originated commercial portfolio is highly diversified with respect to industry

(1) Resolution of criticized / classified loans, including collections, foreclosures, and impairments
(2) Net reductions of special assets, including REO, totaled $89 mm, see p. 15

Continued Improvement in Deposit Quality and Cost

Record Net Checking Account Growth



(2,749)
187
1,315
633
2
2,268
3,439
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14
2Q 14
2Q14 by Region
539
1,449
1,451
FL
Carolinas
TN

- Second consecutive quarter of record net checking account growth
- Noninterest checking balances up 10% y/y

Core Deposit Balances



$ mm's
% of Total Deposits
3,690
3,689
3,738
3,810
3,802
74%
1,515
1,471
1,492
1,482
1,482
29%
1,266
1,281
1,322
1,327
1,320
26%
909
937
924
1,001
1,000
19%
2Q13
3Q13
4Q13
1Q14
2Q14
Noninterest demand
NOW
Savings & Money Market

Cost of Deposits



Total
Core
0.43%
0.38%
0.34%
0.34%
0.33%
0.14%
0.14%
0.14%
0.15%
0.14%
2Q13
3Q13
4Q13
1Q14
2Q14

NIM Declines on Lower Loan Yields

Net Interest Margin


4.41%
4.26%
1Q14
Loans
Securities
Deposits
Borrowings
2Q14

- The net interest margin declined by 15 bps in the quarter, as yields on loans fell and deposit costs were largely flat.
- 6 bps of compression attributable to lower collections and one-time adjustments
- New loan yields reflected a higher proportion of variable rate loans

Purchase Accounting Impact on NIM


Net Interest Margin
Contractual Net Interest Margin
4.32%
3.40%
4.45%
3.51%
4.52%
3.51%
4.41%
3.53%
4.26%
3.37%
2Q13
3Q13
4Q13
1Q14
2Q14

Yields


5.96%
5.93%
5.88%
5.66%
5.40%
All Loans
3.98%
3.98%
3.50%
4.00%
3.50%
New Loans
1.40%
1.50%
1.65%
1.71%
1.76%
Investments
2Q13
3Q13
4Q13
1Q14
2Q14

See reconciliation of non-GAAP measures in appendix.

Core Non-interest Income Stronger Sequentially

Core Non-interest Income



$ mm's
20
15
10
5
0
-5
14.4
15.9
15.0
13.4
14.0
2Q13
3Q13
4Q13
1Q14
2Q14
FDIC indemnification asset (IA)
Core noninterest income, ex FDIC IA

$ mm's

	2Q13	1Q14	2Q14
Services charges on deposits	6.3	5.4	5.7
Debit card income	3.0	2.8	3.1
Fees on mortgage loans sold	1.6	0.8	1.1
Investment advisory and trust fees	0.4	1.3	0.9
Other	3.1	3.1	3.2
Total	**14.4**	**13.4**	**14.0**
FDIC indemnification asset	(1.1)	(2.2)	(2.1)
Total core non-interest income	**13.3**	**11.2**	**11.9**

- Excluding FDIC asset accretion, core non-interest income increased by $0.6 mm sequentially
- Secondary mortgage loan production was $45.3 mm in 2Q14, up from $22.8 mm in 1Q14

See reconciliation of non-GAAP measures in appendix.

Expenses Down 14% Y/Y

Non-interest Expense



$ mm's
59.4
59.3
56.3
55.2
51.3
51.3
51.8
51.1
49.6
49.6
2Q13
3Q13
4Q13
1Q14
2Q14
Non-core adjustments
REO expense
Core non-interest expense, before REO

$ mm's

	2Q13	1Q14	2Q14
Salaries and employee benefits	22.6	23.5	23.4
Net occupancy and equipment expense	8.7	8.6	8.7
Professional fees	2.3	2.0	2.0
Other	17.7	15.5	15.4
Core non-interest expense, before REO	**51.3**	**49.6**	**49.6**
REO expense	6.2	4.3	0.8
Core non-interest expense	**57.5**	**53.9**	**50.4**
Non-core adjustments	1.9	1.3	0.9
Total non-interest expense	**59.4**	**55.2**	**51.3**

- Non-interest expenses declined 14% y/y
- Core non-interest expense declined $3.5 mm sequentially due to lower REO expense
- The core efficiency ratio was 69%, down from 73% a year ago

See reconciliation of non-GAAP measures in appendix.

Liquidity and Capital Ratios Remain Strong

Liquidity

$ mm's


ABS / Other Muni
$50 $15
4% 1%
Cash /
Equivalents
$141
11%
CMBS
$167
14%
Agency CMO
$142
12%
Agency MBS
$703
58%

- Modified duration of investments was 4.1 years at June 30, 2014
- During 2Q, the company repurchased $43 mm of stock at an average price of $24.04 per share
- Our capital ratios remain strong with tier 1 leverage of 14.6%[1] on a consolidated basis

(1) Capital ratios are preliminary.

Originated Loan Portfolio Performing Strongly

Originated Loan Portfolio Credit Metrics



$ mm's
Classified Nonperforming
Classified Performing
Criticized
1.18%
0.15%
0.69%
0.34%
1.34%
0.40%
0.50%
0.45%
1.28%
0.27%
0.67%
0.34%
1.48%
0.74%
0.50%
0.25%
1.14%
0.30%
0.62%
0.21%
2Q13
3Q13
4Q13
1Q14
2Q14

- At June 30, past dues were 12 bps
- Non-performing loans were 21 bps
- Criticized and classified performing loans were 0.92%, down from 1.24% in 1Q
- Net charge-offs in 2Q14 totaled $1.7 mm, and the provision was $2.3 mm. The reserve ratio is 0.78% of originated loans.

Criticized / Classified by Loan Type

$ mm's

	2Q14	% of	Criticized		Classified Performing		Classified Non-Performing	
	Balance	Total	Balance	%	Balance	%	Balance	%
CRE	438.8	16.3%	2.8	0.6%	2.6	0.6%	0.3	0.1%
Commercial	1,486.3	55.3%	5.2	0.3%	13.7	0.9%	3.2	0.2%
Consumer / Other	763.5	28.4%	0.2	0.0%	0.3	0.0%	2.2	0.3%
Total	**2,688.6**	**100.0%**	**8.2**	**0.3%**	**16.6**	**0.6%**	**5.7**	**0.2%**

Special Assets Down 45% Since 2012

Special Assets



$ mm's
-45%
1,000
800
600
400
200
-
986
194
258
380
154
706
130
181
266
129
633
123
153
237
120
545
85
152
212
96
2012
2013
1Q14
2Q14
REO
Classified Non-Performing
Classified Performing
Criticized

Nonperforming Loans / Total Loans



8.9%
7.7%
5.8%
5.2%
4.5%
2011
2012
2013
1Q14
2Q14

- During 2Q, we reduced the Special Assets portfolio by $88 mm, bringing the reduction since 2012 to $441 mm or 45%
- New inflows to non-performing status were $21 mm in 2Q14, down from $34 mm in 2Q13
- $24 mm decline in REO driven by $29 mm in sales
- Nonperforming loans declined to 4.5% of the portfolio and consists almost entirely of legacy acquired loans which have been marked appropriately and are accruing interest

Legacy Credit Expenses Declining

Legacy Credit Expense

$ mm's



-67%
13.3
6.5
4.4
14
12
10
8
6
4
2
-
2Q13
1Q14
2Q14

- Legacy credit expenses declined by $2.1 mm sequentially and are down 67% y/y

Legacy Credit Expense Breakdown

$ mm's

	2Q13	1Q14	2Q14
Provision (reversal) on legacy loans	2.5	(2.5)	(0.9)
FDIC indemnification asset expense	1.1	2.2	2.1
OREO valuation expense	6.2	3.6	3.0
(Gain) loss on sales of OREO	(2.2)	(0.7)	(3.2)
Foreclosed asset related expense	2.2	1.4	1.0
Loan workout expense	2.2	1.2	1.1
Salaries and employee benefits	1.3	1.3	1.3
Total legacy credit expense	**13.3**	**6.5**	**4.4**

Capital Bank Investment Highlights

- Experienced management team with institutional track record
- Positioned in Southeastern growth markets
- Long-term, disciplined, sustainable growth story
- Focused on deploying capital and improving profitability
- Attractive valuation

Appendix

Reconciliation of Core Noninterest Income / Expense

$ mm's

Core non Interest Income	2Q14	1Q14	4Q13	3Q13	2Q13
Net interest income	$60.8	$62.5	$65.7	$65.4	$65.4
Reported non interest income	11.9	11.4	13.3	15.3	13.5
(-)Securities / Gains (losses)	(0.0)	0.2	0.2	(0.1)	0.2
Core non interest income	$11.9	$11.2	$13.1	$15.4	$13.3
Reported non interest expense	$51.3	$55.2	$56.3	$59.3	$59.4
(-) Conversion expenses	–	–	–	–	0.1
(-) Stock-based compensation	0.5	0.5	0.9	1.1	1.4
(-) Gain on extinguishment of debt	–	–	–	(0.4)	–
(-) CVR expense (income)	0.3	0.8	0.3	(0.8)	0.4
(-) Legal fees	–	–	–	–	–
Core non interest expense	$50.4	$53.9	$55.0	$59.3	$57.5
***Core fee ratio**	**16.4%**	**15.2%**	**16.6%**	**19.0%**	**16.9%**
****Core efficiency ratio**	**69.3%**	**73.2%**	**69.8%**	**73.4%**	**73.0%**

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ mm's

	Quarter Ended 2Q14	Quarter Ended 2Q14	Quarter Ended 1Q14	Quarter Ended 1Q14	Quarter Ended 2Q13	Quarter Ended 2Q13
Net income	**$12.4**	**$12.4**	**$11.4**	**$11.4**	**$9.4**	**$9.4**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Security gains*	0.0	0.0	(0.2)	(0.1)	(0.2)	(0.1)
Non-Interest Expense						
Stock-based compensation*	0.5	0.3	0.5	0.3	0.8	0.8
CVR expense	0.3	0.3	0.8	0.8	0.4	0.4
Legal and merger	-	-	-	-	0.2	0.1
Tax effect of adjustments*	(0.2)	N/A	(0.1)	N/A	0.1	N/A
Core Net Income	**$13.1**	**$13.1**	**$12.4**	**$12.4**	**$10.7**	**$10.7**
Average Assets	$6,520		$6,554		$6,963	
Tangible Common Equity	$918		$947		$945	
**Core ROA	0.80%		0.76%		0.61%	
***Core ROTCE	5.7%		5.2%		4.5%	

*Tax effected at an income tax rate of 39%
**Core ROA: Annualized core net income / average assets
***Core ROTCE: Annualized core net income / tangible common equity

Tangible Book Value

(In thousands, except per share data)

	June 30, 2014
Total common shareholders' equity	$1,073,558
Intangibles, net of taxes	147,290
Tangible book value*	$926,268
Common shares outstanding	49,150
Tangible book value per share	$18.85

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin

$ 000s

	Average Earning Assets	Net Interest Income	Net Interest Margin
June 30, 2014			
Reported	5,756,466	61,077	4.26%
Purchase accounting impact	(101,062)	12,977	0.89%
Contractual Net Interest Margin (1)			**3.37%**
March 31, 2014			
Reported	5,774,135	62,721	4.41%
Purchase accounting impact	(117,732)	12,762	0.88%
Contractual Net Interest Margin (1)			**3.53%**
December 31, 2013			
Reported	5,790,444	65,997	4.52%
Purchase accounting impact	(134,367)	15,094	1.01%
Contractual Net Interest Margin (1)			**3.51%**
September 30, 2013			
Reported	5,847,708	65,640	4.45%
Purchase accounting impact	(148,206)	14,269	0.94%
Contractual Net Interest Margin (1)			**3.51%**
June 30, 2013			
Reported	6,097,535	65,616	4.32%
Purchase accounting impact	(169,225)	14,271	0.91%
Contractual Net Interest Margin (1)			**3.40%**

(1) Excludes purchase accounting adjustments